Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: August 20, 2021

POLARIS VENTURE PARTNERS V, L.P.
By: Polaris Venture Management Co. V, L.L.C.

By: *_____________________________________
Authorized Signatory

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C.

By: *_____________________________________
Authorized Signatory

POLARIS VENTURE PARTNERS FOUNDERS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C.

By: *_____________________________________
Authorized Signatory

POLARIS VENTURE PARTNERS SPECIAL FOUNDERS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C.

By: *_____________________________________
Authorized Signatory

POLARIS VENTURE MANAGEMENT CO. V, L.L.C.

By: *_____________________________________
Authorized Signatory

POLARIS PARTNERS IX, L.P.
By: Polaris Partners GP IX, L.L.C.

By: /s/ Lauren Crockett
Name: Lauren Crockett
Title: General Counsel

POLARIS PARTNERS GP IX, L.L.C.

By: /s/ Lauren Crockett
Name: Lauren Crockett
Title: General Counsel

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND, L.P.
By: Polaris Healthcare Technology Opportunities Fund GP, L.L.C.

By: /s/ Lauren Crockett
Name: Lauren Crockett
Title: General Counsel

POLARIS HEALTHCARE TECHNOLOGY OPPORTUNITIES FUND GP, L.L.C.

By: /s/ Lauren Crockett
Name: Lauren Crockett
Title: General Counsel

TERRANCE MCGUIRE

By: *_____________________________________
Authorized Signatory

JONATHAN FLINT

By: *_____________________________________
Authorized Signatory

*By:	/s/ Lauren Crockett
Name:	Lauren Crockett Attorney-in-Fact

[*This Schedule 13D was executed pursuant to a Power of Attorney. Note that copies of the applicable Powers of Attorney are already on file with the appropriate agencies.]